UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported): August 3, 2015

 CHECKPOINT SYSTEMS, INC.

(Exact name of Registrant as specified in its Articles of Incorporation)

Pennsylvania	22-1895850
(State of Incorporation)	(IRS Employer Identification No.)
101 Wolf Drive, PO Box 188, Thorofare, New Jersey	08086
(Address of principal executive offices)	(Zip Code)
856-848-1800
(Registrant’s telephone number, including area code)
N/A

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
      240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
      240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On August 3, 2015, Checkpoint Systems, Inc. (the “Company”) issued a press release announcing its results for the second quarter ended June 28, 2015.  A copy of the press release is furnished as Exhibit 99.1 hereto.

Item 8.01 Other Events

The Registrant also announced that its Board of Directors has authorized the repurchase of up to $30 million of the Company's common stock.  Shares will be repurchased at times and amounts determined by management based on its evaluation of market conditions and other factors.  Repurchases will be made from time to time in the open market or in privately negotiated transactions.

Item 9.01  Financial Statements and Exhibits

(d)	Exhibits
99.1	Press Release dated August 3, 2015 issued by Checkpoint Systems, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Checkpoint Systems, Inc.

Date: August 3, 2015	By:	/s/ James M. Lucania
Name: James M. Lucania
Title: Acting Chief Financial Officer and Treasurer

Checkpoint Systems, Inc.

Index of Exhibits

EXHIBIT	DESCRIPTION

EXHIBIT 99.1	Press Release dated August 3, 2015

4